                                                                   Exhibit 10.14

                       HOTEL LEASE WITH PURCHASE OPTION


     THIS LEASE, dated for reference purposes October 7, 1997, is between DUNSON RIDPATH HOTEL ASSOCIATES LIMITED PARTNERSHIP ("Lessor") and CAVANAUGHS HOSPITALITY CORPORATION (formerly known as Goodale and Barbieri Companies and referred to specifically herein as "CHC") ("Lessee").

     1.   Property. Lessor hereby leases to Lessee, upon the terms and
          --------
conditions herein set forth, the real property known as The Ridpath Hotel (the "Hotel") situated at 515 W. Sprague, Spokane, Washington, legally described on
Exhibit I attached hereto (the "Property"). The term "Property" includes land, building, improvements, and the personal property items described in Section 8 below. In the event Exhibit I is not attached in accurate or complete form to this document at execution, the parties authorize the Title Company described below to prepare and attach the correct Exhibit I.

     2.   Use of Property; Environmental Matters. The Property shall be used for
          --------------------------------------
operation as a hotel, guest services, restaurant, retail and banquet/meeting facility and for no other purpose (collectively "Hotel Use") without the prior consent of Lessor. Lessee shall not allow use of the Property in a manner which would increase insurance premiums, or for any illegal purpose. Lessee shall comply with all governmental rules, orders, regulations, or requirements relating to the use and occupancy of the Property. Lessee shall not allow the presence, use, storage or disposal of any hazardous or toxic waste or materials on the Property at any time other than in full compliance with all applicable laws, rules, and regulations. Hazardous and/or toxic waste or materials shall include any substance, waste, or material which is designated as a Hazardous Substance under the Comprehensive Environmental Response, Compensation and Liability Act (42 USC Section 9601 et seq.), the Model Toxics Control Act, revised Code of Washington Section 70.105D), or under any other applicable law. Lessee agrees to defend, indemnify and hold Lessor harmless from and against any liabilities, obligations, damages, costs, and expenses (including attorneys' fees incurred prior to trial, at trial and upon appeal) incurred as a result of any hazardous or toxic waste or material having been used, stored, or disposed of on the Property or violations of applicable laws, rules and regulations relating to the use of the Property after the Commencement Date and during the term of this Lease. This indemnity shall survive termination of this Lease. Lessor warrants that, to the best of the knowledge of Lessor, the Property does not contain any hazardous or toxic waste or materials or asbestos containing material as those terms are defined above as of the commencement of the term of this Lease ("Existing Hazardous Substances") other than in full compliance with all applicable laws, rules, and regulations, except as disclosed in that Phase I Environmental Site Assessment dated November 10, 1994 by Professional Service Industries, Inc. Lessor represents and warrants that as of the date hereof (a) it has not received notification of any kind from any regulatory agency stating that the Property is or may be targeted for a federal or state Hazardous Substances cleanup or may be contaminated with any Existing Hazardous Substances, as that term is defined above, or is currently in violation of any applicable zoning, building, safety or accessibility law or regulation and (b) *Lessor has no knowledge of any release of any Existing Hazardous Substances or that the Property is currently in violation of any applicable

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Ridpath Lease-Option 10/7/97

*  except as disclosed in the Phase I Environmental Site Assessment.

zoning, building, safety or accessibility law or regulation. Lessor shall indemnify and hold Lessee harmless from and against any and all loss, damage, claims, penalties, liabilities, suits, costs, and expense (including without limitation, cost of remedial actions or cleanup), suffered or incurred by Lessee arising out of or related to the breach of the foregoing representations and warranties. In addition to any other remedy, in the event of a breach of the foregoing representations and warranties, Lessee shall be entitled to offset the cost of removal or abatement of Existing Hazardous Substances or of curing violations of code or regulations relating to the condition or use of the Property which exist as of the Commencement Date against the amount to be paid at Closing in the event the Option or Put described in Section 30 below is exercised.

          3.   Inspection and Inspection Waiver.
               --------------------------------

               3.1  Lessee's Inspection and Waiver. Lessee shall have thirty
                    ------------------------------
(30) days ("Inspection Period") after execution and delivery of this Lease by all parties and delivery by Lessor to Lessee of the "Inspection Documents" described below within which to inspect the Property and review all Inspection Documents to determine whether the Property in its current status is suitable, in the exercise of the sole business judgment discretion of Lessee, for the purposes of Lessee. Immediately upon execution of this Lease, Lessor shall provide Lessee with continuing access to the Property to complete such inspections and reports as Lessee may elect, provided they shall be conducted without disruption of the operation of the Hotel and at Lessee's sole expense; and Lessor shall make available to Lessee in Spokane for copying or inspection all books and records and documents relating to the operation of the Property or encumbrances on the Property (including but not limited to all books and records of operations for the past three full calendar years plus the current year to date, union agreements or other contracts, leases or maintenance agreements, notes and encumbrances and restrictions on the Property, and all documents evidencing any item included within the term Property) and a preliminary commitment for ALTA extended coverage Owner's Leasehold Title Insurance on the Property from First American Title Company of Spokane ("Title Company") insuring Lessee in the amount of the Option Price described below, together with legible copies of all documents referred to therein ("Title Commitment") (all documents described in this sentence being referred to herein as "Inspection Documents"). Lessor shall pay for the cost of any survey required for extended coverage title insurance, if such survey does not already exist (if Title Company requires a survey for the required title insurance and another title insurer of comparable capability is willing to do so without a survey, Lessee agrees to substitute the other title insurer as the Title Company), and Lessee shall pay for the difference in premium between extended and standard coverage title insurance. Lessee shall only use the Inspection Documents for the purpose of evaluating the Property, as opposed to any competitive use, and shall restrict access to the Inspection Documents to those persons required to evaluate the Property. The manner of handling objections to title exceptions and existing agreements which will survive the Commencement Date is described in Section 30.4 (b). This Lease shall terminate and all responsibilities of the parties to one another shall terminate unless, prior to the end of the Inspection Period, Lessee notifies Lessor that Lessee has determined to its satisfaction the Property can be used for these purposes to Lessee's satisfaction ("Inspection Waiver" or "Waiver Notice"). Upon receipt of the Waiver Notice, Lessor shall provide to Lessee, at Lessor's cost except as specified above, the title insurance described in the Title Commitment by the Commencement Date described below.

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Ridpath Lease-Option 10/7/97

               3.2  Lessor's Inspection and Waiver.  Lessor shall have seven
                    ------------------------------
days from delivery to Lessor by Lessee of the current consolidated balance sheet of CHC, which CHC warrants is true and accurate, within which to evaluate and approve, in Lessor's sole discretion, the financial condition of CHC and to terminate this Lease in the event of disapproval. In the event of such termination, each party shall be released from all further obligations, except those of confidentiality, arising out of this Lease. In the event Lessor fails to notify Lessee of such termination within such seven day period, the right to terminate this Lease under this subsection 3.2 is waived.

               3.3  Joint Contingency of Lessor and Lessee.  Lessor and Lessee
                    --------------------------------------
agree to cooperate with one another in obtaining from the holders of existing loans secured by the Property any approval of this Lease required by such loans and the extension of such loans, on terms acceptable to both Lessor and Lessee, through the end of the term of this Lease. In the event the parties and lenders fail to agree upon the foregoing prior to the end of the Inspection Period, this Lease shall terminate and each party shall be released from all further obligations, except those of confidentiality, arising out of this Lease. Appropriate subordination, attornment and none-disturbance agreements shall be included in any agreements with the lenders. After waiver of this contingency described in this subsection 3.3, neither party shall further encumber the Property or modify the terms of the loans. Lessor may assign this Lease as security for the loans approved under the terms of this Section 3.3.

     4.   Term.  In the event of waiver of all contingencies described in
          ----
Section 3 above, this Lease shall be for a term commencing seven (7) days after the Waiver Notice, or such other period as Lessor and Lessee may agree upon in order to accomplish an orderly transition of management of the Property ("Commencement Date") and terminating on November 1, 1999. Any holdover after the expiration of the term shall be deemed to be subject to all of the terms and conditions of this Lease.

     5.   Rental.  Lessee agrees to pay monthly rent ("Rental") in the amount
          ------
of the monthly principal and interest debt service (exclusive of any balloon payments of principal in excess of normal monthly payments) of notes secured by the Property as approved under the terms of Section 3.3 above, prorated for any partial month. The identity of the notes and payment amounts comprising the Rental shall be approved by Lessee in writing during the Inspection Period. Lessee will be responsible for paying any use tax on personal property which it purchases in connection with the operation of the Property or on Rental required to be allocated to personal property. The parties allocate none of the Rental to the existing personal property.

     Lessee assumes no liability to the lenders for interest and principal payments of the debt service for the debt now encumbering the Property and, during the course of this Lease, Lessor shall hold harmless and indemnify Lessee from any claim by any secured creditor of Lessor. Rental shall be paid by direct payment to the holders of the notes secured by the Property, with proof of payment supplied to Lessor, at Lessor's address set forth in Section 23 hereof or at such other place as Lessor may designate in writing. Lessor shall not further encumber the Property during this Lease. Lessor may assign this Lease as security for the loans approved under the terms of Section 3.3 above.

     6.   Costs of Management, Operation and Maintenance.  The Rental is net to
          ----------------------------------------------
Lessor throughout the term of this Lease. Lessor is not obligated to pay any costs of operation, maintenance

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Ridpath Lease-Option 10/7/97
or capital improvements. Lessee is to pay all Operating Expenses. The term "Operating Expenses" means all costs of management, operation, and maintenance of the Property as a Hotel utilizing the Cavanaughs Hotel name or such other franchise as may be utilized by Lessee from time to time, including without limitation, the following: employment taxes, unemployment insurance, wages, salaries, fringe benefits, and other direct and indirect costs of employees; janitorial, cleaning, landscaping, guard, security and other services; gas; electrical, water, waste disposal, and other utilities; heating, ventilation and air-conditioning; window washing; materials and supplies; painting, repairs, and other maintenance; parking lot resurfacing and restriping, as well as cleaning, sweeping, and ice and snow removal; maintenance, repair, replacement, and service of equipment, including without limitation the HVAC systems, alarm systems, and other equipment; reserves; costs of independent contractors; management fees and expenses; insurance and insurance deductibles of any kind; real and personal property taxes, assessments; utility charges of any kind; the cost of any repair, renovation, alteration, and improvement required to be made under any governmental law, rule or regulation (excluding those in breach of any warranty of Lessor contained in this Lease); supplying directional signs, other markers, and car stops; and any other expense or charge which is a cost of management, operation, and maintenance of the Property.

     The term Operating Expenses does not include any cost or fee for maintaining or terminating the WestCoast franchise/license, which shall be the sole responsibility and expense of Lessor.

     7.   Operation of Hotel.  Lessee shall operate, maintain and keep open at
          ------------------
all times (except to the extent required by damage or condemnation) the Property as a hotel in a manner at least equal to the quality of Lessor's prior operation of the Hotel and in compliance with all loan documents secured by the Property as follows:

     a) Lessee agrees to provide monthly operating statements to Lessor and to maintain the furnishings, fixtures, and inventory in the operation of the Hotel at normal levels.

     b) Lessee agrees to make, throughout the term of this Lease, such replacements of furnishings, fixtures, and inventory as is reasonably necessary to operate the Hotel in compliance with this Lease, or may upgrade furnishings, fixtures and equipment, and such replacements shall be the property of the Lessee, provided such items shall be left on the Property and become the property of Lessor in the event of the termination of this Lease other than by purchase under Section 30 below. In the ordinary course of such replacements, Lessee may dispose of the replaced personal property. In the event of replacement of the personal property, which involves wholesale replacement of substantial amounts of the property, such as renovating rooms or replacing television sets, at least thirty (30) days advance notice shall be given to Lessor along with a brief description of the plan of action to accomplish replacement, and the reasons therefor. All such replacement furnishings, fixtures and inventory shall become the property of Lessor upon termination of the Lease free and clear of any purchase money or other lien. Lessee shall be entitled to any proceeds of salvage or disposition of the obsolete or removed property. Lessor shall be entitled to updated inventory lists as prepared by Lessee, and to have the right to conduct, at Lessor's own expense, audits of the inventory, fixtures, furnishings, televisions and the like. No such equipment of furnishings or fixtures shall have a brand name placed thereon of the hotel of such a character as to make the property not readily useable by any successor hotel operator or franchise.

     c) In the event Lessor is of the belief that the Property is not being adequately maintained or the inventory is inadequate, the parties shall consult and attempt to reach a plan rapidly to resolve the

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Ridpath Lease-Option 10/7/97
issue. Should this fail, and only as to the matters contained in this paragraph and paragraph 12, the parties agree to consult with each other to appoint an independent party with expertise to arbitrate the controversy, each party to pay one-half of the costs regardless of the outcome, and each to pay any of their own attorneys fees. Procedures shall be informal and meant to accomplish the goal of concluding the arbitration within thirty (30) days or as soon thereafter as reasonably practical. The arbitrator may, in carrying out this intent, establish reasonable rules and procedures to minimize fees and costs to each party and to bring the matter to a rapid and fair conclusion. Should either party fail to name or be unable to reach agreement on appointment of an arbitrator, the presiding judge of the Superior Court for Spokane County shall review the names and qualifications of three parties deemed independent by each of Lessor and Lessee, and choose one without hearing, based solely upon the description of such individual provided by the propounding party. If the decision of the arbitrator requires an upgrade to the hotel, maintenance, or personal property, the Lessor may declare this Lease in default if the order of the arbitrator is not implemented by Lessee fully within sixty (60) days of the decision, as to upgrade and replacement (or such time as such repairs or maintenance reasonably requires, if longer). The decision of the arbitrator shall be final and enforceable by any court of competent jurisdiction under applicable statutes of the State of Washington. These arbitration provisions apply exclusively and solely to those items in this paragraph and paragraph 12, and do not extend to any other right or remedy of Lessor or Lessee hereunder or under State law.

     d) Lessor shall provide a written notice to all employees of the Hotel to terminate all employees of the Hotel as of the Commencement Date. The notice shall be made in form acceptable to Lessee. Lessee may, but shall not be required to hire some or all such employees in connection with Lessee's operation of the Hotel. Lessor shall be responsible for all salaries, taxes, benefits, and vacation for such employees to the commencement date of the term of this Lease. Lessee shall be responsible for the same for all employees of Lessee in Lessee's operation of the Hotel beginning on the Commencement Date. Lessor shall compensate any employee with accrued but unused vacation as of the Commencement Date.

     e) All expenses and income from the Hotel and all categories of Property shall be prorated between Lessor and Lessee as of 12:01AM on the Commencement Date, so that Lessor receives all income accrued through the day prior to and pays all expenses accrued through the day prior to the Commencement Date and Lessee receives and pays the corresponding items from the Commencement Date forward. Income from overnight room rentals and events for the night of the proration time, shall be shared equally between Lessor and Lessee (the night of October 31/November 1 if November 1 were the Commencement Date). After the Commencement Date, Lessor and Lessee shall make such payments to each other and to third parties as are necessary to implement the proration provisions of this subsection. Lessor shall retain all of its bank accounts, and the funds therein. Lessee shall pay Lessor for and retain for Lessee all cash on hand as of close of bars and restaurants on the Commencement Date, and Lessee shall open its own bank accounts for the operation of the Hotel. From the Commencement Date forward, all accounts received by Lessee from the operation of the Hotel attributable to parties from whom funds are then still owed for services prior to the Commencement Date, shall, to the extent collected, be allocated and paid between Lessor and Lessee in proportion to the amounts owed by that customer for the time periods before and after the Commencement Date as of the date of collection. Lessor shall not make direct collections from such customers without advising Lessee of the amounts so collected.

     f) Lessor and Lessee shall execute and deliver on the Commencement Date such assumptions

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Ridpath Lease-Option 10/7/97
and notices as are required to transfer to Lessee all categories of Property during the term of the Lease.

     g) Lessee has the right to perform alterations or remodeling of the Property provided that such alterations or remodeling are paid for by Lessee and do not decrease the value of the Property.

     8.      Property. Included within the Property leased to Lessee under this
             --------
Lease and to be sold under the Option described below are all rights, personal property, furnishings, fixtures, and inventory owned or leased by Lessor located on the Property or used or capable of being used in connection with the operation of the Hotel including but not limited to the following:

     a) Equipment Leases, which shall mean the leases covering items of the type listed as Service Equipment which are not owned by Lessor but are leased by Lessor, and which are located in or upon the Premises and are used or useable in connection therewith.

     b) Hotel Contracts, which shall mean all service, maintenance, and other contracts respecting the maintenance or operation of the Hotel, which shall be transferred to Lessee to the extent transferable.

     c) Improvements, which shall mean all buildings and improvements on the land described in Exhibit I.

     d) Miscellaneous Assets, which shall mean all petty cash funds, all cash in house banks as of the Commencement Date, and all contract rights, leases, concessions, permits, receipts, trademarks, logos, copyrights, business records, and any items of intangible personal property relating to the ownership or operation of the Hotel except for the mark "WestCoast" Lessor shall provide to Lessee complete copies and, to the extent allowed by law, full benefit of any permits or other items which are not transferable.

     e) Names, which shall mean the names other than WestCoast used in the operation of the Hotel including without limitation the names now used with the restaurants, banquet rooms and meeting rooms in the Improvements, and specifically do include the mark "Ridpath" for hotel and restaurant use. Lessor represents and warrants to the best of its knowledge it has the sole right to use and transfer the Names and that it has no knowledge of any protest to its right to use the Names or of any right of any other party to use of the Names; however Lessor does not represent that it has protected or registered the use of the Names under any federal or state procedure. Lessor will cooperate with Lessee to accomplish transfer of any use rights to the Names.

     f) Operating Equipment, which shall mean all china, glassware, linen, silverware and uniforms, and supplies of every kind and nature of all operating departments, including, without limitation, cleaning supplies, guest supplies, printing stationery, bar supplies, fuel, laundry supplies and brochures and promotional material whether in use, or held in stock for future use, in connection with the operation of the Hotel, which are on hand on the date hereof, subject to such depletion and including such resupplies as shall occur and be made in the normal course of business.

     g) Permits, which shall mean all licenses, franchises and permits used in the operation of the Hotel as heretofore operated, which shall be transferred to Lessee to the extent transferable, but excluding the WestCoast license/franchise.

     h) Service Equipment, which shall mean all fixtures, furnishings, fittings, equipment, machinery, apparatus, vehicles, appliances and articles of personal property of every kind whatsoever used or usable in connection with any present or future operation of all or any part of the Hotel, including without limitation all elevators, escalators, boilers, furnaces, heating, ventilating and air-conditioning systems and equipment, office furniture and equipment (including safes, cash registers

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Ridpath Lease-Option 10/7/97
and accounting, duplicating and communication equipment)and specialized hotel equipment (including equipment usable in the operation of kitchens, laundries, meeting and banquet rooms, clubs, rental spaces, dry-cleaning facilities, bars and cocktail lounges), electrical equipment (including refrigerators, radios, television and lighting equipment), fire prevention and extinguishing apparatus, telephone system, pictures and ornaments, which are on hand as of the date hereof, subject to such depletion and including such replacements as shall occur or be made in the normal course of business; excluding, however, all items of personal property which are owned by Space Lessees or guests.

     i) Space Leases, which shall mean all leases, subleases, licenses, franchises, concessions and other occupancy agreements, written or oral, whether or not of record, for use or occupancy of any portion of the Property, and "Space Lessees" shall mean the tenants or occupants thereunder. During the term of this Lease and thereafter in the event of purchase, Lessee assumes the obligations of Lessor under such Space Leases.

     j) Reservations, for which Lessor shall provide Lessee, as an Inspection Document, a list of all such reservations or bookings and Lessee will, with regard only to those reservations so provided to Lessee during the Inspection Period, assume and honor each of such reservations at its then applicable rates and the income and expense generated thereby is solely the property and obligation of Lessee., or terminate the obligation, and Lessee shall defend and hold Lessor harmless from all loss, cost, expense or claims in that regard.

     9.   Quiet Enjoyment. Lessor covenants and agrees that so long as Lessee
          ---------------
remains in full compliance with all of Lessee's obligations under this Lease, Lessee shall lawfully and quietly hold, occupy, and enjoy the Property during the term of this Lease, subject only to the other terms and provisions of this Lease and subject to all matters of record revealed by the Title Commitment, the terms of which shall not be modified without the approval of Lessee.

     10.  Acceptance of Property. By giving its Waiver Notice, Lessee
          ----------------------
acknowledges that the Property is in good and usuable condition. The Property has been inspected by Lessee, and, except for the representations and warranties made by Lessor in this Lease, is turned over as of the Commencement Date AS IS, WHERE IS, AND WITH ALL FAULTS LATENT AND PATENT, WITH NO IMPLIED WARRANTIES, INCLUDING THE WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND RISKS OF MECHANICAL FAILURES; BREAKDOWNS AND WEAR AND TEAR OF PROPERTY AND EQUIPMENT ARE SOLELY AT LESSEE'S RISK.

     11.  Utilities and Other Services. By giving its Waiver Notice, Lessee has
          ----------------------------
satisfied itself that all utilities and other services necessary for Lessee's purposes are available to the Property. Deposits (if any) on utilities as of the Commencement Date are the property of Lessor.

     12.  Repairs, and Maintenance by Lessee. Lessee shall be responsible for
          ----------------------------------
all maintenance of the Property during the term of this Lease. Lessee shall keep the Property in a neat, clean, sanitary condition, and shall keep the Property and all items used in connection with the operation of the Property in as good condition as was done by Lessor. Lessee's maintenance obligations shall include without limitation the structural and exterior components of the building, plumbing, electrical system, roof, swimming pool, etc. Wear and tear is to be offset by continuing improvements and additions to

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Ridpath Lease-Option 10/7/97
the property as reasonable and necessary to keep the Property in a first-class hotel operation, to include appearance items, such as painting, landscaping, carpeting and the like. The requirements of maintenance as set forth in this paragraph 12 are subject to the arbitration provisions of section 7 c), in the event Lessor believes the property is not being maintained according to these standards.

     13.  Taxes. Lessee shall pay directly, to the taxing or assessing
          -----
authority, before the same become delinquent, all taxes and special assessments levied against the Property payable on or after the Commencement Date. Lessee shall pay, before the same become delinquent, all taxes assessed against Lessor's or Lessee's furniture, fixtures, equipment, and other property in the Property. Lessee shall provide evidence of payment upon request of Lessor. Taxes payable in the current year, assessments and insurance reserve accounts shall be prorated as of the Commencement Date, and credited or debited to the parties as appropriate. In the event the existing lenders of Lessor on the Property have the right, and exercise the right, to have tax or insurance amounts paid monthly into escrow, Lessee shall comply with the same. In the event Lessee desires to contest the amount of any property taxes, Lessee may do so, at its own expense, and for its own benefit, and Lessor shall cooperate with any reasonable attempt to reduce property taxes, so long as those efforts do not result in a lien on the Property or expense to Lessor.

     14.  Lessor's Access to Property. Lessor, provided Lessor notifies Lessee
          ---------------------------
at least 24 hours in advance, may inspect the Property at all reasonable times and enter the same for the purpose of determining whether the Lessee is complying with its obligations under this Lease.

     15.  Insurance.
          ---------

          15.1 Liability Insurance. Lessee shall, at Lessee's sole expense,
               -------------------
maintain comprehensive general liability and property damage insurance insuring against any and all claims for injury to or death of persons and loss of or damage to property occurring upon, in, or outside of the Property. Such insurance shall be of the type of coverage, and with the coverage limits, at least as required by holder of any deed of trust and related loan documents encumbering the Property and shall name Lessor as an insured.

          15.2 Lessee's Property Insurance. Lessee shall, at Lessee's sole
               ---------------------------
expense, maintain on all of Lessee's personal property, fixtures and leasehold improvements on the Property, a policy of "all risk" special perils property damage insurance in the amount of their replacement value.

          15.3 Lessor's Property Insurance. Lessee shall, at Lessee's sole cost
               ---------------------------
and expense maintain a policy of all risk special perils building and personal property insurance with full replacement value coverage in the amount of the Option Price. Such insurance shall comply with all requirements of the holder of the encumbrances on the Property. All proceeds of any such insurance shall be applied to the restoration of the Property.

          15.4 Rental Insurance. Lessee shall acquire a policy of rental
               ----------------
insurance for continuation from business interruption, with reasonable deductibles.

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Ridpath Lease-Option 10/7/97

          15.5 General Terms. Policies shall provide for at least thirty
               -------------
(30) days notice to Lessor prior to cancellation. Such insurance may be part of blanket coverage and composed of primary and umbrella policies.

     16.  Assignment and Subletting. This Lease and the Option described below
          -------------------------
may be assigned or subleased to any entity of which CHC is the manager or general Partner or controlling owner, provided that CHC remains responsible for all obligations under this Lease, including the assignment which the parties currently contemplate to Cavanaughs Hospitality, Ltd., a limited partnership of which CHC will be the General Partner. Any other assignment or subletting (except for normal retail leasing of portions of the Property, or any transfer in the control of CHC from members of the Barbieri family (other than by a public offering under the terms of which stock of CHC is listed on a public exchange) without the prior consent of Lessor shall entitle Lessor to exercise its right to Put the Property as described in Section 30.

     17.  Damage or Destruction. If the property is damaged or destroyed by fire
          ---------------------
or any other cause, all insurance proceeds shall be made available to Lessee for restoration of the property (except as to the rights of the holder of any encumbrance on the Property) and Lessee shall restore the Property as nearly as practical to its condition immediately prior to such damage or destruction so long as all insurance proceeds are made available to Lessee for that purpose. Any restoration shall be promptly commenced and diligently prosecuted and rent shall not abate during such time. Lessor is not liable for any damages or abatement of rent for any reason whatsoever dealing with damage or destruction to the property, but shall cooperate in applying all proceeds of insurance to the restoration of the Property.

     18.  Liens; Waste. Lessor and Lessee shall have no authority to allow any
          ------------
liens to be filed against the Property and shall not suffer or permit any lien to be filed against the Property, nor waste to be committed thereon. If any such lien is filed against the Property, the responsible party shall cause the same to be discharged of record (by bond or payment) within 60 days after the date of filing the same.

     19.  Indemnity by Parties. After the Commencement Date and during the term
          --------------------
of this Lease, except as provided in the last sentence of this Section 19, Lessee agrees that Lessor shall not be liable for any claims for death of or injury to persons or damages to or destruction of property sustained by Lessee or by any other person in or outside of the Property or any other loss, damage or liability arising from the operation, management or maintenance of the Property, including without limiting the generality of the foregoing, any claims caused by or arising from the condition or maintenance of any part of the Property. Lessee hereby waives all claims therefor and agrees to hold harmless, defend, and indemnify Lessor against any such loss, damage, or liability or any expense (including attorneys' fees at trial or at appeal) incurred by Lessor in connection therewith. Lessee shall hold Lessor harmless from and against any and all damages arising out of any damage to any persons or property occurring in, on, or about the Property resulting from the negligent acts or omissions of Lessee or its agents, servants, employees, or authorized representative. Lessor shall hold harmless, defend, and indemnify Lessee from and against any and all damages arising out of any damage to any persons or property occurring in, on, or about the Property resulting from actions prior to the

________________________________________________________________________________
                                       9

Ridpath Lease-Option 10/7/97

Commencement Date or the negligent acts or omissions of Lessor or its agents, servants, employees, or authorized representatives or which are the subject of the specific representations and warranties of Lessor to Lessee contained in this Lease.

     20.  Default; Remedies; Late Charges. Time is of the essence hereof. In the
          -------------------------------
event Lessee fails to make any payment within the time period required by the notes secured by the property as of the date of this Lease and does not cure such default as provided in such loan documents, then Lessor may have its default remedies, as further set forth below. If the default or violation claimed does not involve the payment of money, then Lessee must cure the default within thirty (30) days, or if the default is of such a nature that it cannot be cured within thirty (30) days, but it can be cured, then Lessee must commence the cure within the thirty (30) days and diligently continue the same until complete, or Lessor may likewise have its default remedies. In the event of such uncured default, or in the event of a default which cannot by its very nature be cured, then Lessor may at its option, immediately declare Lessee's rights under this Lease terminated, and reenter the Property using such force as may be necessary, and repossess itself thereof, as of its former estate, and remove all persons and property; or, in the alternative and in the sole event that the default is material in nature and while such default continues, Lessor may elect to exercise its rights to Put the Property as described in Section 30 below; and in the event Lessor exercises its remedy to Put in the event of such a default, Lessor shall be entitled only to enforce its Put and to recover its actual expenditures on the Property or to service loans secured by the property. Lessor shall have landlord's lien to the full extent allowed by law.

     Lessee acknowledges that late payment by Lessee to Lessor of Rental will result in late charges, which Lessee shall pay as Rental.

     21.  Trade Fixtures. Lessee may install on the Property such equipment as
          --------------
is customarily used in the type of business conducted by Lessee on the Property. Upon the expiration of this Lease, Lessee shall, at Lessee's expense, remove from the Property all such equipment and all other property of Lessee and repair any damage to the Property occasioned by the removal thereof. Any property left in the Property after the expiration or sooner termination of this Lease shall be deemed to have been abandoned by Lessee and become the property of Lessor to dispose of as Lessor deems expedient without accounting to Lessee therefor. If the Lease terminates other than at the end of its normal term, all property of Lessee shall be deemed a portion of the Property and shall pass in title to Lessor at that time. No item shall be a trade fixture unless Lessee shall before its installation give notice to Lessor of its status as such and Lessor shall consent to such treatment, which consent shall not be unreasonably withheld.

     22.  Condemnation. If all of the Property is taken by any public authority
          ------------
under the power of eminent domain, Lessee shall be deemed to have exercised its Option and this Lease shall terminate as of the date possession is taken by said public authority pursuant to such condemnation and all proceeds of such condemnation shall be applied first to payment to Lessor as if the Property had been purchased under the terms of the Option and the balance shall be the sole property of Lessee. If part of the Property is so taken, and Lessee does not at that time exercise its Option described in Section 30 below, the proceeds of condemnation shall be applied to restoration of the remaining portion of the

________________________________________________________________________________
                                      10

Ridpath Lease-Option 10/7/97

Property and the Lease shall remain in effect. Lessee shall represent the ownership interest of the Property in any condemnation process.

     23.  Notices. All notices, demands, and requests to be given by either
          -------
party to the other shall be in writing. All notices, demands, and requests by Lessor to Lessee shall be sent by United States registered or certified mail, postage prepaid, (or by private overnight courier) addressed to Lessee at 201 W. North River Drive Suite 100, Spokane, WA 99201 Attn. Chief Operating Officer. All notices, demands, and requests by Lessee to the Lessor shall be sent by United States registered or certified mail, postage prepaid, (or by private overnight courier) addressed to Lessor at the street address of 1531 Seventh Ave, Seattle WA 98101 attn. Gordon Sondland, with a copy to Gary Cole at Gary Cole, Ball, Janik Law Firm, 101 SW Main Street, Suite 1100, Portland, OR 97204, or such other place as Lessor may from time to time designate by notice to Lessee. Notices, demands, and requests served upon Lessor or Lessee as provided in this section in the manner aforesaid shall be deemed sufficiently served or given for all purposes hereunder at the time such notice, demand, or request shall be so mailed or deposited.

     24.  Performance of Covenants. If Lessee shall fail to make any payment or
          ------------------------
perform any of Lessee's obligations under this Lease after notice required for a default, Lessor may, without further notice to or demand upon Lessee and without waiting or releasing Lessee from any obligations of Lessee under this Lease, make any such payment or perform any such obligation on Lessee's behalf in such manner and to such extent as Lessor deems desirable. All sums unpaid by Lessee, and all sums so paid by Lessor and all necessary costs and expenses in connection with the performance of any such obligation by lessor, together with interest thereon at the rate of twelve percent (12%) per annum (or at the maximum rate permitted by law, whichever is less) from the date of the making of such expenditure by Lessor, shall be deemed additional rental hereunder and shall be payable to Lessor on demand.

     25.  Waiver of Subrogation. Lessor and Lessee shall make all reasonable
          ---------------------
efforts to each procure an appropriate clause in, or an endorsement on, any policy of insurance required by this Lease pursuant to which the insurance companies waive subrogation or consent to a waiver of right of recovery, and such party hereby agrees that it shall not make any claim against or seek to recover from the other for any loss or damage to its property, or the property of the other, resulting from fire or other hazards covered by such insurance, notwithstanding other provisions of this Lease; provided, however, that the release, discharge, exoneration, and covenant not to sue herein contained shall be limited by the terms and provisions of the waiver of subrogation clauses or endorsement consenting to a waiver of right of recovery, and shall be coextensive therewith.

     26.  Surrender of Property. Lessee, at the expiration or sooner termination
          ---------------------
of this Lease, shall quit and surrender the Property in good, neat, clean, and sanitary condition, in accordance with the standards of maintenance and replacement contained in this Lease.

     27.  Memorandum of Lease and Option. This Lease may not be recorded. A
          ------------------------------
Memorandum of this Lease will be recorded which only identifies the parties and the term and the existence of the Option to sell and purchase.

________________________________________________________________________________
                                      11

Ridpath Lease-Option 10/7/97

     28.  Miscellaneous
          -------------

          28.1 Remedies and Non-waiver. Each party shall have all remedies at
               -----------------------
law or at equity, including specific performance and or damages in the event the other fails to perform its obligations under the terms of this Lease or the Option/Put described below, with the exception that in the event Lessor exercises its remedy to Put in the event of a default under this Lease, it shall be entitled only to enforce its Put and to recover its actual expenditures on the Property or to service loans secured by the Property pursuant to Section 24 above. No failure of Lessor to insist upon the strict performance of any provision of this Lease shall be construed as depriving Lessor of the right to insist on strict performance of such provision or any other provision in the future. No waiver by Lessor of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Lessor. No acceptance of rent or of any other payment by Lessor from Lessee after any default by Lessee shall constitute a waiver of any such default or any other default. Consent by Lessor in any one instance shall not dispense with necessity of consent by Lessor in any other instance.

          28.2 Attorneys' Fees. If an action is commenced to enforce any of the
               ---------------
provisions of this Lease, the prevailing party shall, in addition to its other remedies, be entitled to recover its reasonable attorneys' fees incurred prior to trial, at trial, and upon appeal.

          28.3 Captions and Construction. The captions in this Lease are for the
               -------------------------
convenience of the reader and are not to be considered in the interpretation of its terms.

          28.4 Partial Invalidity. If any term or provision of this Lease or the
               ------------------
application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced as written to the fullest extent permitted by law.

          28.5 Governing Law. This Lease shall be governed by the laws of the
               -------------
State of Washington; Venue is Spokane County for any arbitration and King County for other actions.

          28.6 Right to Certificates. Each party, within fifteen (15) days after
               ---------------------
notice from the other party, shall execute and deliver to the other party, in appropriate form, a certificate stating that this Lease is unmodified and in full force and effect, or in full force and effect as modified and stating the modifications. The certificate shall also state the amount of Rental, the dates to which Rental has been paid in advance and such other matters as may reasonably be requested. Failure to deliver the certificate within such fifteen
(15) day period shall be conclusive upon the party failing to deliver the certificate for the benefit of the party requesting the certificate and any successor to the party requesting the certificate, and this Lease is in full force an effect and has not been modified except as may be represented by the party requesting the certificate. The certificate shall be kept confidential and not recorded.

          28.7 Entire Agreement. This document contains the entire and
               ----------------
integrated

________________________________________________________________________________
                                      12

Ridpath Lease-Option 10/7/97
agreement of the parties as to the lease of the Property and may not be modified except in writing signed and acknowledged by both parties.

          28.8   Interpretation.  This Lease has been submitted to the scrutiny
                 --------------
of all parties hereto and their counsel if desired, and shall be given a fair and reasonable interpretation in accordance with the words hereof, without consideration or weight being given to its having been drafted by any party hereto or its counsel.

          28.9   Number; Gender, Permissive Versus Mandatory Usage.  Where the
                 -------------------------------------------------
context permits, references to the singular shall include the plural and vice versa, and to the neuter gender shall include the feminine and masculine. Use of the word "may" shall denote an option or privilege and shall impose no obligation upon the party which may exercise such option or privilege; use of the word "shall" shall denote a duty or an obligation.

          28.10  Time.  Time is of the essence of this Lease.
                 ----

          28.11  Binding Effect; Counterpart Originals; Facsimile.  This
                 ------------------------------------------------
Agreement shall be binding upon the parties hereto and upon their respective executors, administrators, legal representatives, successors, and assigns; subject, however, to the restrictions on transfer in Section 16 above. Each party to this Agreement may execute separate originals of this Agreement with the same effect as if both signed the same original. A facsimile transmission of the executed original shall be treated as an original signed document. The parties shall cooperate to assemble and deliver to one another duplicate signed originals as soon as is practical following such facsimile transmission.

          28.12  Confidentiality.  Each party shall hold all matter relating to
                 ---------------
this Lease strictly confidential until the Commencement Date, except as is required for each party to implement the terms of this Lease. Any public announcement or press release shall be made in timing and form agreed upon by the parties.

          28.13  Commissions.  Lessee represents and warrants that it has not
                 -----------
engaged any real estate broker or contacted the Lessee as a result of solicitation by any real estate agent. Lessee shall not be responsible for payment of any commission to any entity or person arising out of this transaction.

     29.  Early Presence on Property.  The parties agree to cooperate in all
          --------------------------
ways practical in the transition process. In order to effect a smooth transition of the operation of the Hotel, Lessee will be present upon the Property on the two days prior to the Commencement Date, but such presence shall not otherwise affect the dates specified in this Lease. Lessor and Lessee shall jointly work on the transition of operations on those two days, and lessor's employees shall work with Lessee on those dates, even though the employees will not be formally working as Lessee's employees.

     30.  Option and Put to Purchase
          --------------------------

________________________________________________________________________________
                                      13
Ridpath Lease-Option 10/7/97

          30.1  Grant of Option.  In consideration for Lessee entering into the
                ---------------
Lease, Lessor hereby grants to Lessee the option to purchase the Property on the terms and conditions described in this Section (the "Option") and Lessee hereby grants to Lessor the right to require Lessee to purchase the Property on the terms and conditions described in this Section (the "Put").

          30.2  Exercise of Option by Lessee and Put by Lessor.  So long as the
                ----------------------------------------------
Lease has not been earlier terminated, and all payments required under the Lease are then current, the Option may be exercised by Lessee giving Lessor written notice of exercise of the Option (the "Option Notice"). Upon delivery of the Option Notice, Lessor shall be bound to sell, and Lessee shall be bound to buy, the Property, on the terms and conditions hereinafter set forth herein. In the event CHC consummates the initial public offering of the common stock of CHC, or in the event that CHC has not given the Option Notice by six months prior to the end of the Lease term, or in the event Lessee remains in default under circumstances which the terms of this Lease specify allow Lessor to exercise its Put, Lessor shall have the right, on or before 90 days prior to the expiration of the term of the Lease, to give Lessee written notice ("Put Notice") that Lessor is requiring Lessee to purchase the property at the Option Price. *

          30.3  Purchase Price and Payment
                --------------------------

     a)   Option Price.  The Option Price shall be based upon the date of
          ------------
Closing (provided that a delay in Closing due to a failure of performance by Lessor shall not result in an increase in the Option Price) as follows: i) If Closing occurs on or prior to March 31, 1998, the Option Price is $11,500,000;
ii) If Closing occurs after March 31, 1998 and prior to April 1, 1999, the Option Price is $12,000,000; iii) If Closing occurs after March 31, 1999, the Option Price is $12,500,000.

     b)   Payment.  The Option Price shall be paid at Closing by payment in full
          -------
(or assumption by Lessee and release of Lessor) of all encumbrances against the Property and the balance ("Equity") shall be paid to Lessor as follows:

          i) In the event CHC is then a publicly traded company, which has conveyed its interest as Lessee/Option Holder under this Lease/Option to a limited partnership ("CH Ltd.") of which CHC is General Partner, then Lessor shall receive one-half (or more, at Lessor's option) of the Equity by transfer to Lessor of units of limited partnership interest in CH Ltd. ("Units") on condition that such Units shall have the right to be converted, at the option of Lessor at any time after six months from Closing, into the number of shares of common stock of CHC which are equal in value at Closing (based on the average price at which such common stock is traded in the 10 trading days prior to Closing or the initial public offering price if the initial public offering closes within 10 days of Closing) to the dollar credit against the Equity; and the balance of the Equity shall be paid in cash at Closing.

          At such time as Lessor elects to convert the Units to stock as described in the preceding sentence, Lessor and CHC shall enter into a registration rights agreement which will:

          a) grant to Lessor customary piggyback registration rights with respect to the CHC common stock received which will provide that if, on or after one year from the date of initial public offering of CHC common stock, CHC files a registration statement with respect to an

________________________________________________________________________________
                                      14
Ridpath Lease-Option 10/7/97

* If Lessor gives a Put Notice following a default by Lessee, subsequent cure of the default will not relieve Lessee of the obligation to purchase the Property pursuant to the Put.

     offering of its common stock for cash (other than on Form S-8, employee benefit plans, Form S-8, Rule 145 or rights offerings), Lessor may, at its expense, include its shares of CHC stock in such registration, subject to customary underwriter cut-back provisions; and

          b) grant to Lessor that, in the event that CHC does not file an appropriate registration statement within one year of from the date of Closing of the Property, Lessor shall have a customary (and one-time only) demand registration right, subject to underwriter cut-back provisions.

          Lessor further agrees that:

          a) other holders of CHC common stock may be entitled to register their shares on the same registration statement;

          b) if Lessor registers its CHC common stock pursuant to the registration rights agreement, it shall provide customary underwriting and indemnification agreements to CHC and to the underwriters of the stock offering;

          c) CHC may, at its option and in lieu of registering Lessor's CHC common stock pursuant to such registration rights agreement, repurchase such shares at the then current market price;

          d) Lessor is not entering into this Lease based on the expectation that CHC will consummate a public offering of its common stock and that there is no assurance that such a public offering will take place or, if it does, that the price per share of common stock offered thereby would be advantageous to Lessor; and

          f)   Lessor has no approval rights with regard to the structure of CH
     Ltd.

          ii) In the event CHC is not then a publicly traded company, the Equity shall be paid;

          a)   If the Closing shall occur as a result of Lessor exercising its
     Put: fifty percent (50%) cash down at Closing and the balance amortized over 120 equal monthly payments at 9.5% interest per annum, due and payable in full two years following Closing, secured by the Property; or

          b) If the Closing shall occur as a result of Lessee exercising its Option; all cash on Closing.

          30.4 Conveyance and Title
               --------------------

               (a)  Manner of Conveyance. In the event the Option Notice or Put
                    --------------------
Notice is given, title to the subject property shall be conveyed by Lessor to Lessee at Closing by statutory warranty deed (the "Deed"), and Bill of Sale, with no warranties, express or implied except as to title and those specifically made by Lessor to Lessee contained in this Lease, free and clear of all liens, encumbrances and defects ("Exceptions"), other than the Permitted Exceptions.

               (b)  Title Report; Objection to Exceptions. Lessor shall provide
                    -------------------------------------
Lessee with the Title Commitment and all agreements which will survive the Commencement Date at the beginning of the Inspection Period. Lessee's Waiver Notice is conditioned upon Lessor's removal at closing of all non-monetary exceptions identified in the Title Commitment except those certain exceptions which are approved by Lessee during the Inspection Period ("Permitted Exceptions"). Lessee shall notify Lessor within 10 days of receipt of the Title Commitment of any non-monetary

________________________________________________________________________________
                                      15

Ridpath Lease-Option 10/7/97
exceptions or agreements which it disapproves. Lessor shall have 10 days following such notice of disapproval within which to notify Lessee which of the disapproved items it will remove and, in the event all such disapproved items will not be eliminated, Lessee shall have the right, prior to the end of the Inspection Period, to either accept the items which will not be removed as a Permitted Exception or acceptable agreement, or to terminate the Lease. The Permitted Exceptions shall include those exceptions which have been created by or arise through the occupancy and use of the Property by the Lessee. Lessee will only assume at the Commencement Date such agreements as it approves during the Inspection Period.

          30.5  Closing Possession. Closing, defined as the consummation of the
                ------------------
purchase of the Property by Lessee from Lessor in accordance with the terms and provisions of this Option, shall occur on a date ("Closing Date") specified by Lessee in the Option Notice or Lessor in the Put Notice, which shall be ninety
(90) days from the date of the Option Notice or Put Notice unless otherwise agreed upon by the parties. Lessee shall be entitled to possession of the Property on the Closing Date free of the terms of the Lease.

          30.6  Escrow. Upon delivery of the Option Notice by Lessor, the
                ------
parties will establish an escrow with the Title Company, or such other closing agent ("Closing Agent") as Lessor and Lessee may designate. The parties shall also execute satisfactory escrow instructions consistent with this Option as an accommodation to assist the Closing Agent in carrying out the escrow and in consummating this transaction. However, in the event that the parties fail to execute said escrow instructions, the following terms of this Option shall be deemed to be escrow instructions to the Closing Agent. The transaction shall be consummated as follows:

                (a)  Performance By Lessor. Lessor shall deposit into escrow
                     ---------------------
with the Closing Agent, on or before the Closing Date, the following:

                     (i) The fully executed and acknowledged Deed for the Property, in a form sufficient for recording, conveying fee title to the Property, including all improvements thereon, to Lessee, subject to no exceptions other than the Permitted Exceptions, and an executed Bill of Sale to the subject personal property.

                     (ii)  A fully executed real estate excise tax affidavit.

                     (iii) An ALTA owner's extended policy of title insurance (the "Title Policy") issued by the Title Company in the full amount of the real property portion of the Purchase Price, insuring Lessee's title to the property. Said Title Policy shall contain no exceptions other than the Permitted Exceptions. Lessee shall pay the difference between the premium for extended coverage and that for standard coverage.

                     (iv) At the Closing, Lessor will provide Lessee with an affidavit that the Lessor is not a "foreign person," as defined and required in The Foreign Investment in Real Property Tax Act ("FIRPTA"), IRC Section 145 and all other documents reasonably required to consummate this transaction.

                     (v) All Closing Costs for which Lessor shall be responsible will be deducted from the Option Price paid at Closing.

                     (vi) Lessor shall execute acknowledge and deliver to Lessee a bill of sale and title registration transfer documents sufficient to transfer clear title and interest in and to the

________________________________________________________________________________
                                      16

Ridpath Lease-Option 10/7/97

Service Equipment, any Hotel vehicles, consumables and Operating Equipment subject to and in accordance with the provisions of this Agreement.

               (vii) Lessor shall also execute, acknowledge and deliver to Lessee an assignment of all security deposits then held by Lessor pursuant to the terms of Space Leases.

               (viii) Lessor shall, to the extent transferable, execute, acknowledge and deliver to Lessee an assignment of all of Lessor's right, title and interest under the Hotel Contracts, Transferable Permits, Names and the Miscellaneous Assets to be sold pursuant to this Agreement and shall deliver Lessor's original counterparts of all documents which are in writing together with such correspondence and other records, if any, pertaining thereto which Lessor has. The Hotel WestCoast Franchise Agreement and management contract shall be terminated by Lessor as of the Closing Date.

               (ix) As to any nontransferable Permits, Lessor will, at Lessee's cost and expense, execute and deliver to Lessee any documents reasonably required to be signed by Lessor to effect the reissuance thereof in the name of Lessee.

               (x) To the extent transferable and not previously provided to Lessee during the Inspection Period, Lessor shall use its best efforts to obtain and deliver to Lessee certificates from the lessees under any Space Leases and from parties to each of the material Hotel Contracts and stating that said leases and/or contracts are in full force and effect in accordance with their terms, that to the best of their knowledge there are no defaults thereunder, and that, to the extent that the consent of such party is required for the assignment thereof, such consent has been given.

               (xi) To the extent transferable and not previously provided to Lessee during the Inspection Period, Lessor shall deliver to Lessee all records pertaining to the then registration of guests, advance bookings of banquets and similar functions, advance room reservations, promotion records, due bills, records of the purchasing and engineering departments of the Hotel and all other records, instruments, documents and deposits for Hotel operation.

               (xii) Lessor shall deliver to Lessee all other instruments and documents to which Purchase may be entitled at the Closing under any of the other provisions of this Agreement.

          (b)  Performance By Lessee.  On or before the Closing Date, Lessee
               ---------------------
shall deposit in escrow with the Closing Agent, the following:

               (i) Sufficient funds to consummate the purchase in accordance with this Option, including the amount of the Option Price less any credit for units of limited partnership to be transferred as described above, plus any Closing Costs for which Lessee is responsible.

               (ii) Such other documents as are reasonably required to consummate this transaction.

          (c)  Closing expenses.  At Closing Lessor shall pay the real estate
               ----------------
excise tax imposed by law upon this Lease or Option and all other transfer taxes imposed by law; the premium for the Title Policy; and one-half of the escrow and recording fees and costs. At Closing, Lessee shall pay one-half of the escrow fees and costs, and sales and use taxes as appropriate on the personal property being sold by Lessor. Allocation of the purchase price between real and personal property shall be as mutually determined by the parties, or failing agreement, by arbitration pursuant to Section 8 of the lease, and shall be based only on the value at Closing of personal property owned by Lessor as of the date of execution of this Option and still in existence as of the Closing.

________________________________________________________________________________
                                      17

Ridpath Lease-Option 10/7/97

          (d)  Closing Procedure. When all funds and documents have been
               -----------------
deposited in escrow, the Closing Agent shall complete the transfer of the Property as follow:

               (i) Lessor shall receive the Purchase Price, less Closing Costs for which Lessor is responsible.

               (ii) After recording, Lessee shall receive the Deed to the Property, Bill of Sale, all other documents described under Lessor's obligations above, and the Title Policy.

          (e)  Prorations. Property taxes and water and similar items shall not
               ----------
be prorated between the parties as of the Closing Date, as Lessee was responsible for the same under the lease.

     30.7 Termination of Lease. Prior written termination of the Lease by reason
          --------------------
of unremedied default shall terminate this Option and Put.


EXECUTED as of the date first above written.

Cavanaughs Hospitality Corporation    Dunson Ridpath Hotel Associates
                                      by Spokane Hotel, Inc., General Partners

By: /s/ Donald K. Barbieri            by /s/ Gordon Sondland
   ---------------------------        ----------------------------
    Donald K. Barbieri                Gordon Sondland
    its president                     its President


________________________________________________________________________________
                                      18
Ridpath Lease-Option 10/7/97

STATE OF WASHINGTON
                                )SS.
County of Spokane


I certify that I know or have satisfactory evidence Donald K. Barbieri is the person who appeared before me, and said person acknowledged that (he/she) signed this instrument, on oath stated that (he/she) was authorized to execute the instrument and acknowledged it as the President of Cavanaughs Hospitality Corporation, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

     Dated: October 8, 1997.
                                /s/ Patricia R. Stapleton
                                ------------------------------------------------
Type/Print Name of Notary:      ________________________________________________
                                Notary Public in And For the State of Washington
                                residing at Spokane
                                My appointment expires: January 6, 1998

   [SEAL APPEARS HERE]

STATE OF OREGON
                                )SS.
County of Multnomah


I certify that I know or have satisfactory evidence Gordon Sondland is the person who appeared before me, and said person acknowledged that (he/she) signed this instrument, on oath stated that (he/she) was authorized to execute the instrument and acknowledged it as the President of Spokane Hotel Inc. in its capacity as General Partner of Dunson Ridpath Hotel Associates Limited Partnership, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

     Dated: October 8, 1997.


                                ________________________________________________
Type/Print Name of Notary:      /s/ Penelope Gresham
                                ------------------------------------------------
                                Notary Public in And For the State of Oregon
                                residing at_________________________________
                                My appointment expires: May 18, 1998

   [SEAL APPEARS HERE]

________________________________________________________________________________
                                      19
Ridpath Lease-Option 10/7/97

                               FIRST ADDENDUM TO
                       HOTEL LEASE WITH PURCHASE OPTION

     THIS FIRST ADDENDUM, dated for reference purposes November 25, 1997, is to that Hotel Lease with purchase Option dated October 7, 1997 ("Lease") between DUNSON RIDPATH HOTEL ASSOCIATES LIMITED PARTNERSHIP ("Lessor") and CAVANAUGHS HOSPITALITY CORPORATION. Except as otherwise specified in this Addendum, all terms shall have the same meaning as defined in the Lease. For good and valuable consideration, receipt of which is acknowledged, the Lease is amended as follows:

     A) Property: The Property is identified as being that described in
Exhibit 1, which is attached to and incorporated in this Addendum by this reference.

     B) Lessee: Cavanaughs Hospitality Corporation hereby assigns all rights and obligations of Lessee under the Lease to Cavanaughs Hospitality Limited Partnership ("Lessee"), the sole general partner of which is Cavanaughs Hospitality Corporation from any of its obligations under the Lease.

     C) Waiver of Contingencies: Subject to the terms of this Addendum, Lessor and Lessee waive the contingencies described in Section 3.1, 3.2 and 3.3 of the Lease. Lessee accepts the Property in its condition as of the date of this Addendum. Lessee further agrees that Lessee will not assert any offset to which it may be entitled against Lessor for any defect known to Lessee as of the date of this Addendum.

     D) Condition of Title: With the exclusion of the items specified in the next sentence, Lessee accepts title subject to the exceptions set forth in First American Title of Spokane Commitment Order No. 124974-CB. Lessor shall provide the Title Company with all affidavits required to delete exception numbers 14, 17, 21, 23, 24, 25, and 26 which refer to leases and terms contained in leases which Lessor warrants are no longer in effect. Lessors inability to cause the deletion of the exceptions described in the preceding sentence, other than exception number 14, shall not affect Lessee's and Lessor's obligation to consummate the transactions described in the Lease. Removal of exception number 14 by the Commencement Date is a precondition to any further obligation of Lease under the Lease unless waived by Lessee in writing.

     E) Term: The term of the Lease shall be from January 1, 1998 ("Commencement Date") to November 1, 1999.

     F) Rental and Encumbrances: The identity and payment terms of the notes comprising the Rental as follows; a) Washington Mutual Bank Loan having principal balance of $4,820,705.24 with interest paid in November 1, 1997 and payment terms modified as provided in Washington Mutual letter dated October 30, 1997; b) U.S. Bank Loan having principal
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First Addendum to Ridpath Lease-Option (11/25/97)
balance of $2,147,438 with interest paid to November 1, 1997 and payment terms modified as described in U.S. Bank letter dated November 18, 1997; and c) Aspen Path Loan currently encumbering the Property having an unpaid principal balance of $125,000 with interest paid to November 1, 1997 shall be modified prior to the Commencement Date to eliminate all payments through the term of the Lease by providing that interest that shall accrue until payment in full on November 1, 1999, unless earlier prepaid. The payments of the monthly principal and interest debt service (exclusive of any balloon payments of principal in excess of normal monthly payments) on the notes described in a) and b) of the preceeding sentence comprise the Rental. As of the date of Closing, the sum of the following shall constitute the encumbrances to be paid or assumed by Lessee as described in
Section 30.3 b) in part payment of the Option Price: x) the then unpaid balance of principal and interest on the notes described in a), b) and c) of the first sentence of this Section F; plus y) the lesser of the then payoff figure which the contract holder would accept in total satisfaction of the contract or the then total unpaid payments and buyout amounts of the following contracts described in Exhibit II to this Addendum; I) Miller Elevator Service Company dated 11/3/95 (only the "Special Provision" described in Exhibit II.I); 2) GE Capital Lease for Copier start dated 2/28/95; 3) T&W Lease for Voice Mail start dated 10/2 4) T&W Lease for Compactor start dated 6/25/96; 5) T&W Lease for CLS System start dated 4/20/95; 6) T&W Lease for Saflok System start dated 8/20/96;
7) Associates Leasing Lease for Radios start dated 10/1/96; 8) Associated Leasing Lease for Paging System start dated 5/1/96 9) Fleet Lease for 1997 Ford Van start dated 10/1/96; 10) Fleet Lease for 1995 Dodge Van start dated 11/1/94. Lessor agrees to pay any loan fee imposed by U.S. Bank or Aspen Path for the modification of the terms of payment of the U.S. Bank note or Aspen Path note. Lessee agrees to pay the $6,500 loan fee imposed by Washington Mutual Bank for the modification of the terms of payment of the Washington Mutual note. The parties will equally divide any other reasonable costs for which U.S. Bank or Washington Mutual Bank require reimbursement for the above described modifications.

     G) Contract Obligations: With the exceptions stated in the next sentence. Lessee accepts all contracts which have been provided to Lessee in writing by Lessor. Lessee does not accept, and Lessor shall hold Lessee harmless from all obligations, including attorney fees or costs, arising from a) Any contracts or collective bargaining agreements with or other obligations (including any obligation to provide notice of or bargain with regard to termination or sale imposed by contract or law) to employees or unions; b) Any contracts or licenses pertaining to West Coast Hotels; c) Any listing contract for the sale of lease of all or any portion of the Property. Lessee agrees, however, to bargain in good faith with the Hotel Employees and Restaurant Employees and with the Operating Engineers with regard to the terms of employment of employees of Lessee at the Hotel in bargaining units represented by those unions.

     H) Cooperation in Transition: Lessor and Lessee agree, in addition to the other terms of the Lease to cooperate in the transition period between the date of this Addendum and the Commencement Date by; a) Lessor providing Lessee access, to the extent possible without disrupting Hotel operations, to Lessor's employees for the purpose of conducting employment

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First Addendum to Ridpath Lease-Option (11/25/97)
interviews; b) Lessor allowing Lessee, at Lessee's sole expense, to maintain an on site representative(s) to begin sales efforts for post-Commencement Date operations without disrupting Hotel operations; c) Lessor and Lessee, to the extent a liquor license for the Hotel has not been issued in the name of Lessee as of the Commencement Date, entering into a liquor operations management agreement under the terms of which Lessee will operate under Lessor's existing liquor license with the consent of the public authorities, with Lessee holding Lessor harmless from all such operations and paying to Lessor the minimum amount which the public authorities will allow for such operations; and d) Until the Commencement Date, Lessor shall at all times maintain and operate the Hotel in accordance with past practice.

     Options Price: Section 30.3a) of the Lease is modified to read as follows:
"The Option Price shall be based upon the date of Closing (provided that a delay in Closing due to a failure of performance by Lessor shall not result in an increase in the Option Price) as follows: (i) if Closing occurs prior to July 1, 1998, the Option Price is $11,500,000; ii) if Closing occurs after June 30, 1998 and prior to April 1, 1999, the Option Price shall increase by $55, 555 per month with no proration for any partial month (for example, if Closing occurs in July 1998 the Option Price shall be $11,555,555; if Closing occurs in August 1998, the Option Price shall be $11,611,110, and so forth until April 1999);
iii) if Closing occurs after March 31, 1999, Option Price is $12,500,000.(TM)

     Units: Section 30.3b) i) of the Lease is modified to provide: a) that Lessor and the partners of Lessor shall have the right but not the obligation, under an agreement reasonably satisfactory in form to Lessee, to guarantee debt of Lessee at the time of acquisition of Units at closing but without any right to control the terms or payment of existing or future debt of Lessee b) that Lessor or the partners of Lessor are, for a period of one year from date of the issuance of Units to Lessor or its partners, prohibited from converting Units to shares of common stock of Cavanaughs Hospitality Corporation; c) that conveyances to Lessee may be by deeds for undivided interests in the Property; and d) that Lessee will reasonably cooperate with Lessor, without expense or liability to Lessee, in structuring the Units by Lessor and Lessor's partners as non-taxable transactions, however the non-taxable status of the transaction described in the Lease is not a pre-condition to performance by Lessor or Lessor's partners of Lessor's obligations under the Lease.

          EXECUTED as of the date first above written.

Cavanaughs Hospitality Corporation         Dunson Ridpath Hotel Associates
                                           Limited Partnership
                                           by Spokane Hotel, Inc., General
                                           Partner

by /s/ Donald K. Barbieri                  by /s/ Gordan Sondland
   --------------------------------           -------------------------------
Donald K. Barbieri                         Gordan Sondland
its President                              its President

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First Addendum to Ridpath Lease-Option (11/25/97)

Cavanaughs Hospitality Limited Partnership
??? Cavanaughs Hospitality Corporation
??? partner

by /s/ Donald K. Barbieri
Donald K. Barbieri
President
STATE OF WASHINGTON
                                )SS
County of Spokane


I certify that I know or have satisfactory evidence Donald K. Barbieri is the person who appeared before me, and said person acknowledged that (he/she) signed this instrument, on oath stated that (he/she) was authorized to execute the instrument and acknowledged it as the President of Cavanaughs Hospitality Corporation in its own capacity and in the capacity as the general partner of Cavanaughs Hospitality Limited Partnership, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

     Dated: November 26, 1997.
                                /s/ Patricia R. Stapleton
                                ------------------------------------------------
Type/Print Name of Notary:      PATRICIA R. STAPLETON
                                Notary Public in And For the State of Washington
                                residing at Spokane
                                My appointment expires: 01/06/98

   [SEAL APPEARS HERE]

STATE OF OREGON
                                )SS.
County of Multnomah


I certify that I know or have satisfactory evidence Gordan Sondland is the person who appeared before me, and said person acknowledged that (he/she) signed this instrument, on oath stated that (he/she) was authorized to execute the instrument and acknowledged it as the President of Spokane Hotel Inc. in its capacity as General Partner of Dunson Ridpath Hotel Associates Limited Partnership, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

     Dated: November 25, 1997.
                                /s/ Penelope Gresham
                                ------------------------------------------------
Type/Print Name of Notary:      Penelope Gresham
                                Notary Public in And For the State of Oregon
                                residing at Gresham,  Oregon
                                My appointment expires: May 18, 1998

   [SEAL APPEARS HERE]

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First Addendum to Ridpath Lease-Option (11/25/97)

PARCEL 1
--------

Lots 3, 4, 5, and 8, Block 9; and Lots 3, 4, 5 and 6, Block 13, RAILROAD ADDITION, according to plat recorded in Volume "D" of Plats, Page 82, in the City of Spokane, Spokane County, Washington.

TOGETHER WITH that portion of vacated alley lying South of and adjacent to said Block 13, as set forth in Ordinance No. 29154, filed as Recording No. 8808230119.

PARCEL 2
--------

That portion of Lots 8, 9 and 10 and of the Easterly 15 feet of Lot 11, Block "A" of RAILWAY COMPANY'S SUBDIVISION OF ITS RIGHT OF WAY, lying Northerly of the Northerly retaining wall supporting Railway Company's tracks, in the City of Spokane, Spokane County, Washington.